EXHIBIT 32.1 -- CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND ACTING CHIEF FINANCIAL OFFICER OF FIRST CAPITAL INTERNATIONAL, INC., PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND SECTION 1350 OF 18 U.S.C. 63.


I, Alex Genin, the Chief Executive Officer and Acting Chief Financial Officer of First Capital International, Inc. hereby certify that First Capital
International, Inc.'s periodic report on Form 10KSB/A and the financial statements contained therein fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d) and that information contained in the periodic report on Form 10KSB and the financial statements contained therein fairly represents, in all material respects, the financial condition and results of the operations of First Capital International, Inc.


Date:  May 10, 2006              /s/  Alex  Genin
                                 Chief Executive Officer and
                                 Acting Chief Financial Officer